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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 6, 2003
                                                            -----------

                          MATERIAL SCIENCES CORPORATION
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                     1-8803                      95-2673173
         --------                     ------                      ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                            2200 East Pratt Boulevard
                        Elk Grove Village, Illinois 60007
                        ---------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (847) 439-8270
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits

    99.1   Press Release dated May 6, 2003.

Item 9. Regulation FD Disclosure.

     The information contained in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583. The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

     On May 6, 2003, we issued a press release announcing financial results for the fiscal year ended February 28, 2003. The press release is filed as Exhibit
99.1 to this Form 8-K and is incorporated by reference herein.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MATERIAL SCIENCES CORPORATION

                                                   /s/ James J. Waclawik, Sr.
                                                   --------------------------

                                                   By:  James J. Waclawik, Sr.
                                                   Its:  Vice President and
                                                   Chief Financial Officer

Date: May 6, 2003

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